                                               THE EMERGING MARKETS

                                               FLOATING RATE FUND INC.



                                               INTERIM REPORT

                                               NOVEMBER 30, 1995

THE EMERGING MARKETS FLOATING RATE FUND INC.

January 29, 1996

Dear Shareholders:

During the quarter ended November 30, 1995, the net asset value for The Emerging Markets Floating Rate Fund Inc. (the "Fund") increased from $12.69 per share at August 31, 1995 to $12.98 per share at November 30, 1995. Dividends of $0.3975 per share were declared during the quarter. Assuming that these dividends were reinvested in additional shares of the Fund, the total investment return, based on net asset value per share, for the quarter ended November 30, 1995 was 5.51%, compared to a 6.19% return for the Salomon Brothers Brady Bond Index, which we use as a measure of the return of the overall market for emerging market debt. At November 30, 1995, the Fund's stock traded at $12.75 per share, unchanged from August 31, 1995, representing an approximate 2% discount to the underlying net asset value per share of $12.98. As you know, the Fund's objective is to achieve high current income by investing primarily in floating rate debt securities of emerging markets and corporate issuers.

MARKET OVERVIEW

The fiscal quarter ended November 30, 1995 saw continued recovery in emerging markets debt after the dismal first calendar quarter of 1995. The important developments for the market during the Fund's most recent quarter included: declining U.S. interest rates, successful financings by Argentina and Mexico, continued Mexican peso volatility and continued economic and structural reform progress in Brazil. The market, after its 6.19% return in the quarter ended November 30, 1995, returned 7.40% in December.

Spreads for the Salomon Brothers Brady Bond Index above U.S. Treasuries narrowed modestly from 1,076 basis points at the beginning of the quarter to 1,065 basis points at November 30, 1995.

PORTFOLIO REVIEW

U.S. dollar-denominated bonds of the Republic of Brazil remain the largest holding of the portfolio, totaling 15.0% of total investments. Brazilian Brady Bonds were one of the top performing components of the Salomon Brothers Brady Bond Index during the quarter, posting a return of 7.9%

The key to Brazil's economic and credit quality improvement during 1995 was the government's successful monetary policy based on the enhanced credibility of its new currency, the Real. Inflation is expected to total about 15% for 1995, down from 1,094% in 1994. This dramatic reduction in the rate of inflation reflects the commitment of the government to continued economic reform.

THE EMERGING MARKETS FLOATING RATE FUND INC.

Going forward, Brazil's future performance is largely dependent upon fiscal policy. Successful fiscal policy will include substantial reductions in government expenditures and privatizations which will permit further reductions in Brazil's debt load. We view the momentum of developments in Brazil as positive and sustainable, and believe that Brazilian government debt offers attractive returns.

Moroccan government loans continue as a core holding in the portfolio, accounting for 11.8% of total investments. Moroccan debt lagged for much of the year but rebounded 6.9% during the quarter. The country's economic output and government finances were adversely impacted by a severe drought in 1995. We view this situation as temporary and expect Morocco to remain a core holding in our portfolio.

Obligations of the Republic of Argentina constitute 10.7% of total investments, up from 9.0% at the beginning of the quarter. During the quarter, Argentine Brady Bonds were the top performing component of the Salomon Brothers Brady Bond Index, registering a gain of 11.1%. The most encouraging news from Argentina during the quarter was the success of the government's tax moratorium which raised an unexpectedly large $3.5 billion in revenue. We expect Argentina to continue to provide positive returns to the portfolio.

During the quarter, the Fund increased its holdings in the government debt of Poland. On November 19, 1995, Alexander Kwasniewski was elected President of the Republic in the second round of voting. The election of the former communist was largely anticipated by the market but caused some market uncertainty and contributed to Poland's underperformance during the quarter. For the quarter, Poland's bonds provided a 4.8% return.

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777. This number also includes specific information about the Fund, its portfolio and its recent performance.


                                      Cordially,



/s/ ALAN H. RAPPAPORT                              /s/ MICHAEL S. HYLAND
----------------------                             ----------------------
Alan H. Rappaport                                  Michael S. Hyland
Chairman of the Board                              President

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

November 30, 1995 (unaudited)

PRINCIPAL
 AMOUNT                                                                                               VALUE
  (000)         SOVEREIGN BONDS -- 70.90%                                                           (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                ARGENTINA -- 10.62%
$ 8,750         Republic of Argentina, FRB, 6.8125%, 3/31/05*...................................   $ 5,714,843
                                                                                                   -----------
                BRAZIL -- 14.82%
  1,867         Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**............................       993,969
  1,250         Federal Republic of Brazil, EIB, 6.8125%, 4/15/06*..............................       827,344
  2,138         Federal Republic of Brazil, IDU, 6.6875%, 1/01/01*..............................     1,822,219
  8,000         Federal Republic of Brazil, DCB, 6.875%, 4/15/12*...............................     4,332,500
                                                                                                   -----------
                                                                                                     7,976,032
                                                                                                   -----------
                BULGARIA -- 5.47%
  2,650         Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24*.................     1,349,844
  5,750         Republic of Bulgaria, FLIRB, Series A, 2.00%, 7/28/12*..........................     1,595,625
                                                                                                   -----------
                                                                                                     2,945,469
                                                                                                   -----------
                COSTA RICA -- 3.89%
  2,740         Costa Rica Series B, Interest Bond, 6.72656%, 5/21/05*..........................     2,095,991
                                                                                                   -----------
                ECUADOR -- 6.32%
 10,317         Republic of Ecuador, PDI Bond, 6.8125%, 2/28/15*,**.............................     3,404,455
                                                                                                   -----------
                HUNGARY -- 3.90%
  2,300         National Bank of Hungary, 7.95%, 11/01/03.......................................     2,098,750
                                                                                                   -----------
                MEXICO -- 5.45%
  2,000         United Mexican States, Discount Bonds, Series A, 6.76563%, 12/31/19
                  (including 3,076,000 rights)*.................................................     1,380,000
  2,250         United Mexican States, Discount Bonds, Series C, 6.60938%, 12/31/19
                  (including 3,461,000 rights)*.................................................     1,552,500
                                                                                                   -----------
                                                                                                     2,932,500
                                                                                                   -----------
                PANAMA -- 3.07%
  2,000         Republic of Panama, FRN, 6.75%, 5/10/02*........................................     1,655,000
                                                                                                   -----------
                PHILIPPINES -- 4.78%
  3,000         Republic of the Philippines, DCB, Series B, 6.875%, 12/01/09*...................     2,572,500
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

November 30, 1995 (unaudited)

PRINCIPAL
 AMOUNT                                                                                               VALUE
  (000)         SOVEREIGN BONDS (CONTINUED)                                                         (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
                POLAND -- 7.62%
$ 2,000         Republic of Poland, Discount Bonds, 6.875%, 10/27/24*...........................   $ 1,518,125
  4,000         Republic of Poland, PDI Bonds, 3.75%, 10/27/14*.................................     2,582,500
                                                                                                   -----------
                                                                                                     4,100,625
                                                                                                   -----------
                URUGUAY -- 2.77%
  2,000         Uruguay Debt Conversion Bonds, 6.75%, 2/18/07*..................................     1,490,000
                                                                                                   -----------
                VENEZUELA -- 2.19%
  2,500         Republic of Venezuela, FLIRB, Series A, 6.8125%, 3/31/07*.......................     1,178,125
                                                                                                   -----------
                TOTAL SOVEREIGN BONDS (cost $39,196,672)........................................    38,164,290
                                                                                                   -----------
                CORPORATE BONDS -- 13.83%
  ------------------------------------------------------------------------------------------------------------
                BASIC INDUSTRIES -- 3.53%
  2,000         Grupo Industrial Durango, 9.25%, 11/18/96*,#....................................     1,900,000
                                                                                                   -----------
                CONSUMER CYCLICALS -- 1.85%
  1,000         Cole National Group Inc., 11.25%, 10/01/01......................................       995,000
                                                                                                   -----------
                CONSUMER NON-CYCLICALS -- 3.61%
  2,000         Empresa Distribuidora Sur S.A., 9.875%, 8/16/97*................................     1,940,000
                                                                                                   -----------
                INDUSTRIAL/MANUFACTURING -- 1.58%
  1,000         Venture Holdings Trust, 9.75%, 4/01/04..........................................       850,000
                                                                                                   -----------
                MEDIA/TELECOMMUNICATIONS -- 1.41%
  1,000         U.S. Banknote Corp., 11.625%, 8/01/02...........................................       760,000
                                                                                                   -----------
                TRANSPORTATION -- 1.85%
  1,000         Petro PSC Properties, 12.50%, 6/01/02...........................................       997,500
                                                                                                   -----------
                TOTAL CORPORATE BONDS (cost $7,897,275).........................................     7,442,500
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

November 30, 1995 (unaudited)

PRINCIPAL
 AMOUNT                                                                                               VALUE
  (000)         LOAN PARTICIPATIONS -- 14.30%                                                       (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
$ 1,556         Republic of Jamaica, Tranche A, 6.75%, 10/15/00*
                  (Chase Manhattan, New York)T..................................................   $ 1,400,000
  8,000         Kingdom of Morocco, Tranche B, 6.75%, 1/01/04*
                  (Morgan Stanley Emerging Markets Inc, Merrill Lynch)T.........................     6,295,000
                                                                                                   -----------
                TOTAL LOAN PARTICIPATIONS (cost $7,723,846).....................................     7,695,000
                                                                                                   -----------
                WARRANTS(A) -- .06%
  ------------------------------------------------------------------------------------------------------------
1,000 Warrants  Petro PSC Properties (exercise price of $0, expiring on 7/1/97; exchangeable for
                  $55,380 principal amount of Notes or an equivalent number of shares)
                  (cost $35,535)................................................................        32,000
                                                                                                   -----------
                TOTAL INVESTMENTS -- 99.09% (cost $54,853,328)..................................    53,333,790
                                                                                                   -----------
                CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES -- .91%..........................       490,689
                                                                                                   -----------
                NET ASSETS -- 100.0%
                  (equivalent to $12.98 per share on 4,147,134 common shares outstanding).......   $53,824,479
                                                                                                   -----------

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on instrument with variable rate or step coupon rates.
  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
   # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
   T Participation interests were acquired through the financial institutions indicated parenthetically.
 (a) Non-income producing security.
     DCB     --  Debt Conversion Bonds.
     EIB     --  Eligible Interest Bonds.
     FLIRB   --  Front Loaded Interest Reduction Bonds.
     FRB     --  Floating Rate Bonds.
     FRN     --  Floating Rate Notes.
     IDU     --  Interest Due and Unpaid.
     PDI     --  Past Due Interest.


                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

November 30, 1995 (unaudited)

ASSETS
Investments, at value (cost -- $54,853,328)...................................................   $53,333,790
Receivable for investments sold...............................................................       173,326
Interest receivable...........................................................................       902,940
Unamortized organization expenses.............................................................        73,512
Prepaid expenses..............................................................................         5,258
                                                                                                 -----------
        Total assets..........................................................................    54,488,826
                                                                                                 -----------
LIABILITIES
Due to custodian..............................................................................       517,731
Accrued management fee (Note 3)...............................................................        47,499
Accrued audit and tax return preparation fees.................................................        38,904
Accrued legal fee.............................................................................        23,289
Accrued printing and mailing fees.............................................................        19,377
Accrued custodian fee.........................................................................        10,873
Other accrued expenses........................................................................         6,674
                                                                                                 -----------
        Total liabilities.....................................................................       664,347
                                                                                                 -----------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares;
  4,147,134 shares outstanding)...............................................................         4,147
Additional paid-in capital....................................................................    57,445,100
Undistributed net investment income...........................................................       498,035
Accumulated net realized loss on investments..................................................    (2,603,265)
Net unrealized depreciation on investments....................................................    (1,519,538)
                                                                                                 -----------
        Net assets............................................................................   $53,824,479
                                                                                                 -----------
NET ASSET VALUE PER SHARE ($53,824,479 / 4,147,134 shares)....................................        $12.98
                                                                                                 -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Nine Months Ended November 30, 1995 (unaudited)

INCOME
    Interest (includes discount accretion of $1,559,487).......................................    $ 5,814,657
EXPENSES
    Management fee..................................................................   $424,312
    Audit and tax services..........................................................     42,190
    Legal...........................................................................     36,165
    Printing........................................................................     33,151
    Transfer agent..................................................................     22,605
    Directors' fees and expenses....................................................     19,363
    Amortization of deferred organization expenses..................................     18,673
    Custodian.......................................................................     16,560
    Listing fee.....................................................................     14,800
    Other...........................................................................      9,316        637,135
                                                                                       --------    -----------
    Net investment income...........................................................                 5,177,522
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments...........................................................     (2,287,474)
    Change in Net Unrealized Depreciation on Investments.......................................      6,390,987
                                                                                                   -----------
    Net realized loss and change in net unrealized depreciation on investments.................      4,103,513
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.................................................    $ 9,281,035
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                            NINE MONTHS
                                                                               ENDED            PERIOD ENDED
                                                                         NOVEMBER 30, 1995      FEBRUARY 28,
                                                                            (UNAUDITED)           1995(A)
------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.............................................      $ 5,177,522         $ 5,138,856
    Net realized loss on investments..................................       (2,287,474)           (315,791)
    Change in net unrealized depreciation.............................        6,390,987          (7,910,525)
                                                                            -----------         -----------
    Net increase (decrease) in net assets from operations.............        9,281,035          (3,087,460)
                                                                            -----------         -----------
DIVIDENDS
    From net investment income........................................       (4,903,987)         (4,914,356)
                                                                            -----------         -----------
CAPITAL SHARE TRANSACTIONS
    Net proceeds from issuance of 4,140,000 shares....................               --          57,349,228
                                                                            -----------         -----------
    Total increase in net assets......................................        4,377,048          49,347,412
NET ASSETS
    Beginning of period...............................................       49,447,431             100,019
                                                                            -----------         -----------
    End of period (includes undistributed net investment income of
      $498,035 and $224,500, respectively)............................      $53,824,479         $49,447,431
                                                                            -----------         -----------

--------------------------------------------------------------------------------

(a) For the period March 25, 1994 (commencement of operations) through February 28, 1995.

                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION AND COMMON STOCK OFFERING

The Emerging Markets Floating Rate Fund Inc. (the "Fund") was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to deferral of wash sales and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$125,000 were incurred in connection with the organization of the Fund. These expenses have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc. (the "Investment Adviser") pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At November 30, 1995, Oppenheimer and the Investment Adviser each owned 3,567 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting and $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments, for the nine months ended November 30, 1995, aggregated $29,839,146 and $29,774,291, respectively. The federal income tax cost basis of the Fund's investments at November 30, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $688,250 and $2,207,788, respectively, resulting in a net unrealized depreciation for federal income tax purposes of $1,519,538. At February 28, 1995, the Fund had a net capital loss carryover of approximately $315,791 which will be available through February 28, 2003 to offset future capital gains to the extent provided by federal income tax regulations.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

NOTE 6. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 7. EVENTS SUBSEQUENT TO NOVEMBER 30, 1995

On December 13, 1995, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.2225 per share payable on December 29, 1995 to shareholders of record on December 26, 1995.

On January 2, 1996, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on January 31, 1996 to shareholders of record on January 12, 1996.

THE EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                            NINE MONTHS
                                                                               ENDED          PERIOD ENDED
                                                                         NOVEMBER 30, 1995    FEBRUARY 28,
                                                                            (UNAUDITED)         1995(A)
----------------------------------------------------------------------------------------------------------
    Net investment income.............................................        $  1.25             $ 1.24
    Net realized and unrealized gain (loss) on securities.............            .99              (1.98)
                                                                              -------           --------
    Total from investment operations..................................           2.24               (.74)
    Dividends from net investment income..............................          (1.18)             (1.19)
    Offering costs on issuance of common stock........................             --               (.17)
                                                                              -------           --------
    Net increase (decrease) in net asset value........................           1.06              (2.10)
    Net asset value, beginning of period..............................          11.92              14.02
                                                                              -------           --------
    Net asset value, end of period....................................         $12.98             $11.92
                                                                              =======           ========
    Per share market value, end of period.............................         $12.75             $11.75
    Total investment return(c)........................................         19.31%             (8.17%)(b)
Ratios/supplemental data:
    Net assets, end of period (000)...................................        $53,824           $ 49,447
    Ratio of total expenses to average net assets.....................          1.64%(d)           1.73%(d)
    Ratio of net investment income to average net assets..............         13.33%(d)          10.00%(d)
    Portfolio turnover rate...........................................         58.83%             60.84%

--------------------------------------------------------------------------------

(a) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. This calculation is not annualized.

(d) Annualized.

                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                                                                             NET REALIZED GAIN
                                                                                            (LOSS) & CHANGE IN
                                                                                              NET UNREALIZED
                                                                       NET INVESTMENT          APPRECIATION
                                                                           INCOME             (DEPRECIATION)
                                                                     ------------------    ---------------------
                         QUARTERS ENDED(A)                           TOTAL    PER SHARE      TOTAL     PER SHARE
  ------------------------------------------------------------------------------------------------------------
May 31, 1994(b)....................................................  $  834     $ .20       $ (2,171)   $  (.52)
August 31, 1994....................................................   1,188       .29          2,380        .57
November 30, 1994..................................................   1,433       .34         (1,396)      (.33)
February 28, 1995..................................................   1,684       .41         (7,039)     (1.70)
May 31, 1995.......................................................   1,753       .42          2,874        .70
August 31, 1995....................................................   1,721       .42             67        .01
November 30, 1995..................................................   1,704       .41          1,163        .28

--------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.

(b) For the period March 25, 1994 (commencement of investment operations) through May 31, 1994.

                See accompanying notes to financial statements.

THE EMERGING MARKETS FLOATING RATE FUND INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

LESLIE H. GELB

      President, The Council on
      Foreign Relations

MICHAEL S. HYLAND

      President;
      President, Salomon Brothers
      Asset Management Inc

ALAN H. RAPPAPORT

      Chairman of the Board;
      Executive Vice President,
      Oppenheimer & Co., Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker Professor of Commercial
      Law, and formerly Dean, The Fletcher
      School of Law & Diplomacy
      Tufts University

---------
OFFICERS

ALAN H. RAPPAPORT

      Chairman of the Board

MICHAEL S. HYLAND

      President

PETER WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

----------------------------
THE EMERGING MARKETS

-------------------------------
FLOATING RATE FUND INC.

      7 World Trade Center
      New York, New York 10048

TELEPHONE

      1-800-725-6666

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN

      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      EFL

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









AMERICAN STOCK TRANSFER & TRUST COMPANY                 ---------------------
40 WALL STREET                                                BULK RATE
NEW YORK, NEW YORK 10005                                     U.S. POSTAGE
                                                                 PAID
                                                          STATEN ISLAND, NY
                                                              PERMIT NO.
                                                                 169
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